Share Capital and Additional Paid in Capital	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Share Capital and Additional Paid in Capital
SHARE CAPITAL AND ADDITIONAL PAID IN CAPITAL

(in thousands of $, except share data)	Shares	Share Capital	Additional paid in capital
Ordinary shares - issued and fully paid:
At December 31, 2017	36,797,238	3,680	895,951
Shares issued	17,302,691	1,730	293,714
At December 31, 2018	54,099,929	5,410	1,189,665
Shares issued	10,655	1	384
At December 31, 2019	54,110,584	5,411	1,190,049

In January 2019, the Company issued 4,461 shares to the board of directors relating to their remuneration for the second half of 2018, of which part was paid in cash and part through the issuance of new shares.
On March 4, 2019, the Company declared a ten-for-one reverse stock split with an effective date of March 7, 2019, which resulted in a reduction of 397 shares due to share split fractions. The ordinary share par value was adjusted as a result of the reverse stock split to the value of $0.10 per share from $0.01 per share. In line with the guidance in ASC 260 Earnings Per Share, we have retroactively adjusted for this change in the prior year comparatives in the consolidated primary statements and applicable footnote disclosures.
In September 2019, the Company issued 6,591 new shares to the board of directors relating their remuneration for the first half of 2019, of which part was paid in cash and part through the issuance of new shares.